                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              UTILICORP UNITED INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
            $1,078,816
        ------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:
            PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS ON SCHEDULE 14A AND
            KC UNITED CORP. FORM S-4 FILE NO. 333-02223
        ------------------------------------------------------------------------

     3) Filing Party:
            UTILICORP UNITED, KANSAS CITY POWER & LIGHT
        ------------------------------------------------------------------------

     4) Date Filed:
            FEBRUARY 21, 1996 AND APRIL 4, 1996
        ------------------------------------------------------------------------

- --------------------------------------------------------------------------------


           This material is being filed pursuant to Rule 14a-6 and is expected to be used by company employees in various presentations to interest parties.


                                UtiliCorp/KCP&L
                           Perfect Merger of Equals

- --------------------------------------------------------------------------------
   WRI/KLT Pro-Forma EPS

                                              1997    1998    1999      2000
                                              ----    ----    ----      ----
Earnings Per Share:
  First Call..............................    2.75    2.75    2.83(1)   2.91(1)
  WRI S-4 Filing (4/22/96)................    2.52    2.64    2.89      2.94
  WRI S-4 Filing (6/19/96)
    (1.1 exchange ratio)..................            2.42    2.56      2.59
  WRI S-4 Filing (6/19/96)
    minus 20M additional rate reduction...            2.33    2.46      2.50

- ----------------
(1) Based on projected EPS growth of 3.0% -- First Call

Sources: First Call Estimate (6/19/96)
         WRI S-4 Filing (4/22/96)
         WRI S-4 Filing (6/19/96)

- --------------------------------------------------------------------------------
   The perfect merger of equals...

             Customers
                      Shareholders
                              Employees

   ....delivers benefits to all key stakeholders

- --------------------------------------------------------------------------------
                             Western Resources Inc.
          Pro-Forma Financial Projections with Acquisition of KCPL

                                         1996    1997    1998    1999    2000
                                        -----   -----   -----   -----   -----
Operating Income Before Net
  Cost Savings...................       631.9   621.1   581.2   578.8   558.0
Net Cost Savings.................         --      --     70.4    79.8    93.8
Net Other Income(1)..............        38.4    67.4    61.0    79.6    85.7
                                        -----   -----   -----   -----   -----
  Total..........................       670.7   688.5   712.6   738.2   737.5

- ----------------
(1) Home security, investment in ADT, and unidentified other non-regulated activities

Source: WR Preliminary Form S4 filed 6/19/96

- --------------------------------------------------------------------------------
    UCU/KCPL
    Projected Financial Information (1)
    ($ millions)

                                                  1996
                                         -------------------------
                                           UCU     KCPL   Combined
                                         ------   ------  --------
Revenues...............................  $2,850   $  910   $3,760
Net Profit.............................     120      130      250
Total Capitalization...................   2,685    1,875    4,560
EPS -- Value Line......................    2.20     2.00     2.17(2)
    -- First Call......................    2.16     1.97      --
    -- IBES............................    2.20     1.97      --
DPS....................................    1.76     1.58     1.85*
Shares Outstanding (mil.)..............    53.3     61.9    115.2(2)

(1) Source: Value Line estimates
(2) Source: EPS combined calculated from combined Value Line estimate of net profit divided by combined number of shares.
 *  Mgmt. first year dividend recommendation

- --------------------------------------------------------------------------------
    EXECUTIVE SUMMARY AND METHODOLOGY
    SUMMARY OF SYNERGIES (000s)


  GENERATE ENERGY
  ---------------
  FUEL PROCUREMENT
  Staff............................   $1,157
  Generation Options...............    2,675
                                      ------
                                      $3,826

  SYSTEM GENERATION
  Combined System Dispatch......... $107,414
  Alternative Plan Construction....  161,020
                                    --------
                                    $268,434
  GENERATION PROCESSES
  Staff...........................   $25,430
  EMS.............................     3,838
  OBM.............................    13,427
                                     -------
                                     $42,695

  DISTRIBUTE AND TRANSPORT ENERGY
  -------------------------------
  TRANSMISSION
  Capital Projects................   $ 4,078
  Capital Components..............     4,646
  Staff...........................     6,698
                                     -------
                                     $15,422
  DISTRIBUTION
  Capital Projects................   $ 3,061
  Distribution/Eng/Plan Design....     3,360
  Meter Shop......................     1,326
  Dist. Dispatch..................     9,047
                                     -------
                                     $16,794

  SERVE CUSTOMERS
  ---------------
  CUSTOMER SERVICE
  Collections.....................    $  528
  CellNet.........................       177
  Call Center.....................     3,053
  Itron...........................       614
                                      ------
                                      $4,372

  PURCHAS'G/MATR'LS & FACILITIES
  ------------------------------
  PURCHASING & MATERIALS MGMT
  Supplier Leverage (Materials)...    $5,907
  Supplier Leverage (Services)....    28,589
  Generation Matrl's..............       710
  Freight.........................       909
  Staff...........................    14,623
                                      ------
                                     $50,738

  INFORMATION TECHNOLOGY
  ----------------------
  ENTERPRISE SUPPORT
  Enterprise Support..............   $46,875
                                     -------
                                     $46,875
  CIS
  Customer Information Systems....   $16,125
                                     -------
                                     $16,125
  DATA CENTER CONSOLIDATION
  Data Center Consolidation.......   $32,840
                                     -------
                                     $32,840
  OTHER ISSUES
  End User Support................    $2,792
  AM/FM Consolidation.............     1,565
  Telecommunications..............     5,219
  Staff...........................     2,786
                                      ------
                                     $13,362

  EXEC & ADMIN. SUPPORT
  ---------------------
  FINANCIAL SUPPORT
  FUNCTION LABOR
  Accounting......................   $21,048
  Planning & Budgeting............     6,390
  Finance.........................     5,149
  Audit...........................     2,816
  Risk Management.................         0
                                     -------
                                     $35,403
  NON-FINANCIAL
  SUPPORT FUNCTION LABOR
  Human Resources.................    $5,526
  Rates & Regulation..............     2,133
  Environmental...................     2,220
  Govmt. Relations................     2,220
  Communications..................     2,913
  Legal...........................     1,409
                                      ------
                                     $16,421
  FINANCIAL SUPPORT-
  RELATED EXPENDITURES
  Finance.........................   $11,132
  Risk Management.................     7,263
  Audit...........................     3,648
  Accounting......................     2,355
  Planning & Budget...............       296
                                      ------
                                     $24,894
  NONFINANCIAL SUPPORT-
  RELATED EXPENDITURES
  Legal...........................   $11,603
  Communications..................     3,385
  Environmental...................     2,126
  Rates & Regulation..............       904
  Human Resources.................       587
  Govmt. Relations................       332
  Other...........................   (30,680)
                                    --------
                                    $(11,743)

Noncapital Labor....................................................  $141,451
Capital Labor.......................................................    15,117
Noncapital Expenditures.............................................   290,065
Capital Expenditures................................................   159,697
                                                                      --------
Total Synergies.....................................................  $606,331

Present Value of Total Synergies....................................  $331,635

Avoided New Hires...................................................        36
Eliminated Positions................................................       202
Total FTEs..........................................................       238

- ----------------
(1) Numbers may not tie due to rounding.

- --------------------------------------------------------------------------------
  Synergy Savings (1)
  ($ In millions)



                                             Year 1   Year 2    Year 3   Year 4
                                             ------   ------    ------   ------
  Generate Energy..........................    6.4      9.2      11.2     17.4
  Serve Customers..........................    (.5)     (.2)       .2       .5
  Information Technology...................    7.3     10.9      12.8     11.7
  Distribute and Transport Energy..........     .7       .7       3.2      3.6
  Purchasing/Materials and Facilities......    2.7      6.1       7.2      7.0
  Executive and Administrative Support.....    2.6      4.7       7.7      9.4
                                             -----    -----     -----    -----
                                             $19.2    $31.3     $42.3    $49.6

  EPS Contribution*........................   $.10     $.16      $.22     $.25

- ----------------
* Based on Ernst & Young Synergies Study

(1) Numbers may not add due to rounding

- --------------------------------------------------------------------------------

   Projected EPS Contribution

                                    1st Year   2nd Year   3rd Year   4th Year
                                    --------   --------   --------   --------
    Synergy Savings................   $.10       $.16       $.22       $.25
    International Enhancements.....    .12        .08        .15        .15
    New Products...................    .05        .11        .16        .24
    Additional Operation Benefits..    .08        .08        .07        .06
    Energy Marketing Enhancements..    .04        .06        .04        .05


- --------------------------------------------------------------------------------

   Per Share Benefits of Merger
   ($ In millions, except per share amounts)

                                        Yr. 1   Yr. 2   Yr. 3   Yr. 4
                                        -----   -----   -----   -----
   Synergy Savings...................    $.10    $.16    $.22    $.25
   Additional Operational Benefits...     .08     .08     .07     .06
   Income Enhancement Opportunities..     .20     .25     .35     .44
                                         ----    ----    ----    ----
     Total...........................    $.38    $.49    $.64    $.75

   Avg. Common Shares Outstanding....   116.0   118.0   120.0   122.0


- --------------------------------------------------------------------------------

   Access to Capital Markets
   For Growth
   UtiliCorp vs. NEWCO


      ($ millions)
   UCU 1985...........  $ 65 m
   UCU 1997...........  $320 m
   Newco 1997.........  $700 m


Assumptions -- issuance of 10% of shares per year
            -- debt issuance to maintain 50% equity ratio

- --------------------------------------------------------------------------------

     NEWCO

     Retail Rate Profile
     -------------------
     Current/Proposed Rates



Customer
 Class                                     Annual Avg. $/Kwh
 -----                            ----------------------------------
                                   NewCo                                 National
                                   Avg.*       WRI**     Regional***       Avg.
                                  -------     ------    ------------     -------
Residential......................   8.0         8.5          7.0           8.6
Commercial.......................   7.8         8.2          6.9           8.2
Industrial.......................   5.5         5.8          5.0           6.2


  * NewCo is average of KCPL, MPS, WPE-KS
 ** WRI is average of KGE, KPL
*** Regional is West North Central region which includes Iowa, Kansas,
    Missouri, No. Dakota, and So. Dakota (EEI)

Source -- Edison Electric Institute Avg. summer & winter rates 7/1/95 & 1/1/96

- --------------------------------------------------------------------------------
     UCU/KCPL
     FERC Regulatory Process


                                      Timeline
- --------------------------------------------------------------------------------
1/19/96                  3/29/96                   6/96             1st Half '97
Merger                    FERC                   Amended          Ferc Approval/
Announcement           App/Testimony            FERC App              Merger
                          filed                   filed             Completion


- - FERC
  ----
- - Application and Testimony filed 3/29/96
- - Amended Application filed 6/96
- - Approval Obtained late 1996 early 1997

- --------------------------------------------------------------------------------
     UCU/KCPL
     State Regulatory Process



                                     Timeline

- -----------------------------------------------------------------------------------------------------------------------------------
1/19/96             7/15/96           6/30/96             10/96                11/96             12/96                 1st Half '97
Merger           Iowa Hearing       W. Virginia      Missouri hearing      Kansas hearing    MO, KS, MN, IA & CO     Ferc Approval/
Announcement                         decision                                               Procedural schedules         Merger
                                                                                           established permitting     Completion
                                                                                           all approvals by 12/96
Missouri
- --------
- - Application pending for merger agreement approval              Michigan
- - Direct testimony of KCPL/UCU filed                             --------
- - October hearing schedules                                      - Transfer authority to do business to new company
- - Negotiations may lead to earlier approval                        in third quarter

                                                                 International
                                                                 -------------
Kansas                                                           - Standard filing no hearings required
- ------
- - Application pending for approval of merger agreement             Australia
- - Direct testimony of KCPL/UCU filed                               ---------
- - November hearing scheduled                                         Filed for approval with foreign investment
- - Preliminary indications from commission staff that merger         review board
  application can be approved year end 1996
                                                                   New Zealand
                                                                   -----------
Minnesota, Iowa, West Virginia, Colorado                             Filed with investment commission -
- ----------------------------------------                             approval received
- - Application pending for approval of merger agreement
- - Direct testimony of UCU filed
- - Procedural schedules established permitting all approvals before year-end


- --------------------------------------------------------------------------------


   The perfect merger of equals...

             Achievable
                      Credible
                              Strategic

- --------------------------------------------------------------------------------

     Winner in Marketplace

     - Operational excellence

     - Strong credit rating

     - National gas marketer/trader - 10.5 bcf/day (top 10)

     - National power marketer/trader - over 10,000 (top 10) mwh/day

     - First and dominant national brand - EnergyOne

     - Stand-alone 10-year average total return is above the industry -- UCU: 17.3%; KCPL: 17.7%;
       industry: 13.1%

     - Diverse products, territories, asset base and generating mix

     - Experience operating competitive non-regulated businesses